Overseas (Page 3) Associated Companies & Trade Investments (Pages 4, 4a, 4b & 5) Subsidiaries (Pages 2 & 3) Marconi Communications Holdings Ltd (UK) (Page 6) Associated Electrical Industries Ltd (UK) (Page 8) United Kingdom (Page 4) Overseas (Page 5) UK (Page 2) Marconi (DGP1) Ltd (UK) (IH) Regents Place, Inc (Delaware) (USA) Marconi Inc. (USA) (Pages 12 & 12a) The English Electric Company, Ltd (UK) (Page 9) Marconi (Elliott Automation) Ltd (UK) (Page 10) 50% 50% Page 1 Marconi Corporation plc Marconi Finance plc (UK) Marconi (Bruton Street) Limited (UK) (Page7) Marconi Software International, Inc. (IH) (USA) Metapath Software International, Inc. (T) (USA) (Page 11) Marconi (DGP2) Ltd (UK) (IH) Marconi Holdings SpA (Italy) Marconi Finance Inc (USA) Easynet Group plc (Page 4a) Netdecisions Holdings Ltd (Page 4b) Gamma Telecommunications Ltd (UK)

Marconi Corporation plc

United Kingdom Subsidiary Companies (100% owned unless otherwise stated)

'Pension' Companies * (see box below)
- Stanhope Investment Management Ltd
- Stanhope Pension Services Ltd

Marconi (Sixty-Nine) Ltd (IH)

Marconi G.M. Ltd (UK)

Layana Ltd

Marconi Information Systems Ltd (T) (UK)

Marconi Optical Components Ltd
- 9% Bookham Technology plc (UK)

Marconi Quest Ltd (Trustee Co.)

Bruton Street Investments Ltd (IH)
- Marconi Aerospace Unlimited

- Marconi Capital Ltd
  - Calient Networks, Inc. (1.1%) (USA)
  - CosmoCom, Inc. (5.7%) (USA)
  - IPG Photonics Corporation (0.5%) (USA)
  - Ten Square (9.6%) (USA)
  - Time Domain Corporation (1.07%) (USA)
- Marconi Fleet Management Ltd
- Marconi Property Ltd
- Marconi Mobile Systems Ltd (D) (UK)

Albany Partnership Ltd (T)
- APT Nederlands BV (T) (Netherlands)
- APT Telecommuniaciones SL (T) (Spain)

Marconi (NCP) Ltd (UK)

Highrose Ltd (UK)

Marconi India Ltd (T)

Woods of Colchester Housing Society Ltd (IH)

Netscient Ltd (T)

- Clanville Limited
- Coppenhall Nominees Ltd
- Datatel Ltd **(SO)**
- Irano British Airports Consortium Ltd (66.48%)
- Krayford Ltd
- Marconi (Fifteen) Ltd
- Marconi (Fifty-Seven) Ltd **(SO)**
- Marconi (Forty-Five) Ltd
- Marconi (Forty-Three) Limited

- Marconi Nine Ltd
- Marconi (Sixteen) Ltd
- Marconi (Thirty-Six) Ltd **(SO)**
- Marconi (Thirty-Two) Ltd
- Marconi (Twenty-Seven) Ltd
- Marconi (WCGL) Ltd
- Marconi Bonding Ltd
- Marconi Caswell Developments Ltd
- Marconi Photonica Ltd

- McMichael Ltd
- Photonica Ltd
- Pyford Limited
- Salplex Ltd (60%)
- Styles & Mealing Ltd **(SO)**
- The M-O Valve Co Ltd
  - Marconi (Fifty-Three) Ltd
- The Oriental Tube Co. Ltd **(SO)**
- The Rotary Engineering Company Ltd

<u>The Marconi Collection</u> - limited by guarantee. No share capital. Also Registered Charity No. 1089575.

* <u>'Pension' Companies</u>

Stanhope Pension Trust Ltd - shares held in trust by Kevin O'Boyle and Norman Porter
- Averys Pension Trust Ltd
- Plessey Pension Trust Ltd (50%) (other 50% held by Siemens Benefits Scheme Ltd)

Custodian Holdings Ltd - shares held in trust by Kevin O'Boyle and Norman Porter

Custodian Properties Ltd - shares held in trust by Kevin O'Boyle and Norman Porter

N.N.C. Pension Trustee Ltd - shares held by Directors of the Company

† = Group Holding 100%
D = Dormant
IH = Investment Holding
T = Trading
(SO) = Sent for Strike Off

T3G.1-2

Page 2

Overseas Subsidiary Companies (100% owned unless otherwise stated)

Marconi Corporation plc



- Bruton Street Ltd (Ireland)
- GEC Trinidad (1975) Ltd (believe struck off)
- GEC Zambia Ltd
- AEI Zambia Ltd
- Stangate Electrics Pte Ltd (Singapore) (51%) +
- The General Electric Company of Burma Ltd
- Bruton Street (I) B.V. (Netherlands)
- Bruton Street (II) B.V. (Netherlands)
- Bruton Street (III) B.V. (Netherlands)
- Bruton Street (IV) B.V. (Netherlands)
- Bruton Street Overseas Investments Ltd (Guernsey)
- A.E.I. Systems Pty Ltd (Australia)
- The General Electric Company of Pakistan Ltd (60%)
- Marconi Insurance Ltd (Guernsey)
- Marconi Online (NZ) Ltd (New Zealand)
- Gilbarco Holdings Italia SpA (Italy) in liquidation
3056333 Nova Scotia Limited (Canada)
1470089 Ontario Inc. (Canada)
1470090 Ontario Inc. (Canada)
1470091 Ontario Inc. (Canada)
1470092 Ontario Inc. (Canada)
47.610%
14.087%
10.264%
14.584%
13.455%
Northwood Technologies Limited (UK) (T)
Northwood Technologies Inc. (Canada) (T)
Systems Management Specialists, Inc. (T) (USA)
Mariposa Technology, Inc. (T) (USA)
- Marconi Singapore Private Ltd
- Marconi Communications South East Asia Pte Ltd (Singapore) (D)
- GEC-AEI (Singapore) Private Ltd (Singapore) (D)
- Stangate Electrics Pte Ltd (Singapore) (49%) +
- G.E.C. (Hong Kong) Ltd
- Ilminster Enterprises Ltd (Hong Kong) (D) (being wound up)
Marconi Communications Africa (Pty) Ltd (South Africa) (IH)
75%
Marconi Communications South Africa (Pty) Ltd (T) (South Africa)
Marconi Nominees (Pty) Ltd (D) (South Africa)
30%
African Renaissance Holdings Ltd (T) (South Africa)
(7.5%)
Prism Holdings Ltd (South Africa)
(100%)
South African Moulded Plastics (Pty) Ltd (D) (South Africa)

Ø = Group Holding 51% (See AEI Ltd)
+ = Group Holding 100%
D = Dormant
IH = Investment Holding
T = Trading

T3G.1-3

Page 3

Marconi Corporation plc

United Kingdom Associated Companies and Trade Investments



Marconi Corporation plc
1%
Netdecisions Holdings Ltd
(See Page 4b)
20%
British Sealed Beams Ltd (D)
49.56%
Easynet Group Plc (UK) (T)
(See Page 4a)
33.33%
Eurorail Ltd (D)
1.1%
Oxford GlycoSciences plc (T)
15%
Highspeed Office Ltd (T)
50%
Plessey Holdings Ltd (IH)
100%
The Plessey Company Ltd (IH)
100%
Plessey Overseas Ltd (IH)
49.5% of equity
0% of control Ø
Lake Mary Associates LP (USA)
Plessey-UK Ltd (D) (in Liquidation)
Plessey PropertiesLtd (D) (in liquidation)
Plessey Incorporated (New York,USA)
Plessey Precision Metals, Inc. (USA)
Leigh Instruments (UK Holdings) Ltd (in liquidation)
Leigh Instruments (UK) Ltd (in liquidation)
Leigh Instruments Group Inc (Canada) (Subsidiaries in Receivership)
50%
Confirmant Ltd (UK) (T)
50%
Marconi Rolls-Royce (Power Generation) Ltd (D)
19.48%
Atlantic Telecom Group PLC (T) (in administration)
First Telecom Group plc (T)
10%
Ultramast Ltd
16.2%
Streamvpn Ltd
50%
Oyster Lane Properties (Holdings) Ltd (D)
100%
Oyster Lane Properties Ltd (D)

D = Dormant
IH = Investment Holding
T = Trading
Ø = Group holding of 50% of equity and 50% of control - see LMF Holdings Inc on page 12

'New PINC Corp' (Delaware, USA). Shares not issued. Formed in Delaware with intention of merging Plessey Incorporated into it and then changing name with result that Plessey Incorporated would be registered in Delaware.

T3G.1-4

Page 4

Easynet Group plc Delta Bravo Limited (UK) (T) D = Dormant IH = Investment Holding T = Trading NT = Non Trading Marconi Corporation plc 9th April 2003 Page 4a 49.56% (Voting) 71.63% (Total) Easynet Belgium BV (Belgium) (T) Easynet Consulting SAS (France) Easynet Consumer Services Holdings Ltd (UK) (NT) Easynet Corporate Services Holdings Ltd (UK) (NT) Easynet Datenverarbeitungs GmbH (Germany) (T) Easynet Group Inc. (USA) (D) Easynet Group Nederland BV (Netherlands) (T) Easynet Limited (UK) (T) Easynet S.A. (France) (T) 72% 28% Easynet Espana SA (Spain) (T) Easynet Ventures Limited (UK) (D) Easynet Italy SpA (Italy) (T) Easynet AG/ Easynet SA (Switzerland) (T) Technocom plc (UK) (NT) UK Online Limited (UK) (T) Easynet Telecommunications Limited (UK) (T) Pavilion Internet Plc (UK) (NT) Easynet Japan KK (Japan) (D) Wirehub! Internet B.V. (Netherlands) (T) Ision GmbH (Germany) (T) Ipsaris Company Ltd (UK) (D) 10% 10% Easynet International Services Holdings Ltd (UK) (NT) PLEASE NOTE THAT WE DO NOT HAVE A MAJORITY INTEREST IN THIS GROUP OF COMPANIES AND THEREFORE DO NOT CONTROL OR ADMINSTER THEM.

PLEASE NOTE THAT WE DO NOT HAVE A MAJORITY INTEREST IN THIS GROUP OF COMPANIES AND THEREFORE DO NOT CONTROL OR ADMINSTER THEM.



Marconi Corporation plc
1%
Netdecisions Holdings Limited
netdecisions Services Limited (UK)
netdecisions India Pte (India)
20%
produXion Limited (UK)
netprofessions Ltd (UK)
3%
Sports Icon Limited (UK)
Java Business Solutions (USA)
netdecisions B2C Limited (UK)
netdecisions B2B Limited (UK)
Training Decisions Limited (UK)
ND Investments LLC (USA)
26%
Bascom Inc (USA)
Fluency Limited (UK)
Fluency Voice tech (Ireland) Limited (Ireland)
Steel Trace Limited (Ireland)
Digital Search Group Limited (UK)
Digital Content Group Limited (UK)
53.83%
The First Resort Limited (UK)
TFR (Operations) Limited (UK)
41.70%
woowho Limited (UK)
87.54%
Uncorkit Limited (UK)
MadAbout Limited (UK)
netdecisions Ltd (UK)
netdecisions Hong Kong Ltd (Hong Kong)
netdecisions Singapore Pte (Singapore)
netdecisions France SAS (France)
netdecisions Deutschland GmbH (Germany)
netdecisions Espana SA (Spain)
ND USA LLC (USA)

T3G.1-6

Page 4b

Marconi Corporation plc

Overseas Associated Companies and Trade Investments



Marconi Corporation plc
49%
9.74%
5.8%
23%
19.9%
3.9%
GEC de Mexico S.A.de C.V. (D)
ArrayComm, Incorporated (T) (USA)
TransAct Communications Pty Ltd (Australia)
Osram AS (T) (Norway)
G.E.C. Services (Hong Kong) Ltd (T) (Hong Kong)
TRF Ltd (India) (T)
100%
100%
99%
1%
ArrayComm Canada Inc (Canada)
CKW Wireless Pty Ltd (Australia)
Ondeline, S.A. (France) (in liquidation)
DDI Tokyo Pocket Telephone (Japan)

D = Dormant
IH = Investment Holding
T = Trading

T3G.1-7

Page 5

Marconi Corporation plc

Marconi Communications Holdings Ltd Group



Marconi Communications Holdings Ltd
100%
Marconi Communications Investments Ltd (IH) (UK)
Telephone Cables Ltd (T) (UK)
TCL Projects Ltd (D) (UK)
Marconi Communications Ltd (T) (UK)
GPT Middle East Ltd (T) (UK)
Marconi Communications International Investments Ltd (IH) (UK)
Trading
Tetrel Ltd (T) (UK)
Marconi Communications China Ltd (T) (UK)
Marconi Communications International Ltd (T) (UK)
GPT Special Project Management Ltd (T) (UK)
Marconi Communications C.I.S. Ltd (T) (UK)
100%
Trading
10%
Marconi Communications Optical Fibres Ltd (D) (UK)
GPT Payphone Systems Ltd (D) (UK)
GPT Consumer Products Ltd (D) (UK)
GPT Reliance Ltd (D) (UK)
Marconi Communications Global Networks Ltd (D) (UK)
MarconiCom Ltd (D)(UK)
Micro Scope Ltd (D) (UK)
Marconi Communications Overseas Services Ltd (T) (UK)
Rural Radio Systems Ltd (T)(UK)
Marconi Defence Overseas Ltd
Marconi UK Intellectual Property Ltd (UK)
Marconi Communications International Holdings Ltd
100%
Marconi Communications Holdings GmbH (Germany)
Marconi Communications Asia Ltd (T) (Hong Kong)
60%
Shanghai Marconi Communication Equipment Co Ltd (T) (China)
44%
Shanghai International Digital Telephone Equipment Company Ltd (T) (China)
Marconi Communications SA (T) (France)
Marconi Telecommunications (Canada) Ltd (D) (Canada)
5.6%
QI Technologies Corporation (Canada) (T)
Marconi Communications Telemulti Ltda. (T) (Brazil)
Marconi Middle East (Saudi Arabia)
Marconi Iberia S.A. (T) (Spain)
Marconi New Zealand Ltd (T) (New Zealand)
GPT (Nederland) BV (T) (Netherlands)
Marconi Communications GmbH (T) (Germany)
Marconi Communications Real Estate GmbH (T) (Germany)
Marconi Communications ONDATA GmbH (Germany)
Marconi Communications Software Systems Verwaltungsgellschaft GmbH (Germany)
Marconi Communications Software Systems GmbH & Co KG (Germany)
Marconi Montage & Inbetriebnahme GmbH (Germany)
MNI Tecnologias e Sistemas de Comunicacao S.A. (Portugal)
Marconi Solutions Malaysia Sdn Bhd (Malaysia)
72.5%
Guilin Marconi Telecomms. Ltd (China)
Marconi Telecommunication India Private Ltd (India)
49%
Marconi Middle East LLC (Dubai) (49% owned but 100% controlled)
Marconi Colombia SA (T) (Colombia)
Marconi Venezuela CA (T) (Venezuela)
neg% (less than 1%)
Oxus Mining plc
D = Dormant
IH = Investment Holding
T = Trading

T3G.1-8

Page 6

Marconi Corporation plc Marconi plc D = Dormant IH = Investment Holding T = Trading Marconi Holdings SpA (IH) (Italy) Marconi (Malaysia) Sdn Bhd (T) TTC Marconi sro (T) (Czech Republic) Marconi Sud SpA (T) (Italy) 49% 30% 9th April 2003 Page 7 Marconi Italiana Asia-Pacific (Malaysia) Sdn Bhd (T) 75% Marconi Communications Argentina S.A. 91.67% 8.33% Marconi Communications S.p.A. (T) (Italy) Marconi International S.p.A. (Italy) MMA - Marconi Mobile Access S.p.A. (Italy) Consorzio Elmac (27%) Consorzio Hermes (9%) Consorzio IMS (27%) Consorzio Itinera (4.4%) Consorzio Multimediale EMT (45%) Consorzio Prisma (33.33%) Consorzio Roma Richerche (11.76%) Consorzio Telematico de Servizi (10%) Joint Ventures, not legal entities. Participant = Marconi Communications SpA Marconi (Bruton Street) Limited 10% 90%

Marconi Corporation plc

Associated Electrical Industries Ltd - Sub Group



Dormant Companies - UK
- Arrow Ltd
- Associated Electrical Industries Holdings Ltd
- FF Chrestien & Co Ltd
- Mica Mining (Tanganyika) Ltd (Tanzania) (D)*
- FF Chrestien (Tanganyika) Ltd (Tanzania) (D)*
- Kelvin Electrical Industries Ltd (SO)
- Marconi (Fifty-Nine) Ltd
- Marconi (Thirty-One) Ltd
- Metropolitan-Vickers Electrical Co Ltd
- Toolpro Ltd (SO)
Dormant Companies - Overseas
- Associated Electrical Industries (Ireland) Ltd
- WT Henley's Telegraph Works Co (Pakistan) Ltd
Associated Electrical Industries International Ltd (T) (UK)
Marconi Applied Technologies SA (T) (France)
0.1%
0.04%
99.9%
99.96%
General Printing Co SNC (France)
SNC Composants & Cie (T) (France)
Marconi Projects Hong Kong Ltd (T)(UK)
Eugene Munsell & Company (IH) (USA)
Marconi Australia Holdings Ltd (IH) (Australia)
Marconi Australia Pty Ltd (T) (Australia)
Harman Information Technology Pty Ltd (T) (Australia)
A.E.I. Furnaces Pty Ltd (T) (Australia)
Australian Electrical Industries Pty Ltd (Property Company) (Australia) (in Liquidation)

* = Company believed to be struck off.
SO = Sent for Strike Off
D = Dormant
IH = Investment Holding
T = Trading

T3G.1-10

Page 8

Marconi Corporation plc

The English Electric Company, Limited Sub-Group

- The Kingsway Housing Association Ltd (IH)
- Combined Electrical Manufacturers Ltd (IH)
  - Marconi (Sixty-Two) Ltd (D)
  - Switchgear & Cowans Ltd (D) **(SO)**
- Zipbond Ltd (IH)
- Marconi (Elliott Automation) Ltd (IH)
  - (Subs Page 10)
- Marconi (TLC) Limited (D)
- Marconi (Fifty-Eight) Limited **(SO)** (D)
- Dormant Companies
  - UK
    - D. Napier & Son (Wolverhampton) Ltd (D) **(SO)**
    - The Vulcan Foundry Ltd (D)
  - UK
    - Robert Stephenson & Hawthorns Ltd (D)
    - Marconi (Thirteen) Ltd (D)
    - Larnerway Ltd (D)
  - Overseas
    - English Electric Marconi Argentina Srl (D) (Argentina)
    - (5.05%) Sherkat Sahami Dorman Diesels Ltd (Iran) (D)

D = Dormant
IH = Investment Holding
T = Trading
SO = Sent for Strike Off

T3G.1-11

Page 9

Bruton Street Ireland Ltd (IH) (Ireland) - Marconi Pension Trust (Ireland ) Ltd (Ireland) Elliott-Automation Continental SA (CFC) (Luxembourg) (99.56%) - E-A Continental Ltd (D) (UK) Marconi Corporation plc CFC = Controlled Foreign Company D = Dormant IH = Investment Holding SO = Sent for Strike Off Marconi (Elliott Automation) Ltd Elliott-Automation Holdings Ltd (IH)(UK) Marconi (Holdings) Ltd (IH) (UK) Marconi (Forty-Four) Ltd (D) (UK) National Automatic Machines Ltd (D) (UK) (SO) Associated Automation Ltd (D) (UK) Baldwin Instrument Company Ltd (D) (UK) (SO) Marconi Software Solutions Ltd 9th April 2003 Page 10 The English Electric Company, Ltd

Marconi Corporation plc
Marconi Software International, Inc.
Metapath Software International, Inc. (H)
Mobile Systems International Holdings Limited (IH)
Metapath Software International (US), Inc (T)
20%
Mobile Systems Group Limited (D)
80%
Mobile Systems (Holdings) Limited (D)
Metapath Software International Limited UK (T)
Palmaz Limited (D)
Daymo Limited D
Metapath Software International (Australia) Pty Ltd (T)
Metapath Software International (France) SA (T)
Metapath Software International (Hong Kong) Limited (T) (in voluntary liquidation)
Metapath Software International AB (T) (Sweden)
Metapath Software International Brasil Ltda (T)
Metapath Software International (India) Private Limited (T)
Metapath Software International Nominees Ltd (H)
Mobile Systems Services Limited (D)
Mobile Systems (UK) Ltd (D)
MSI Cellular Investments (One) Ltd (D)

T3G.1-13

Page 11

Marconi Inc.


All companies are US companies and 100% owned unless stated otherwise
Marconi HCIS Inc
Marconi Systems Inc
Marconi Capital Inc
Marconi Communications North America Inc. (IH)
Marconi Communications Holdings, Inc.
Marconi Online Systems Inc.
FS Finance Corp. (IH)
FS Holdings Corp.
Marconi Communications, Inc.
See Page 12a for subsidiaries
Marconi Electronic Systems Holdings Inc.
AB Dick Holdings Ltd (IH) (UK)
A. B. Dick Ltd (D) (UK) (SO)
Cheshire Mailing Ltd (D) (UK) (SO)
A. B. Dick (Japan) Ltd (D) (Japan)
Greensboro Associates Inc. (T)
5.78%
Thrucomm, Inc.
Refac Marketing Services Inc. (D)
LMF Holdings Inc. (IH)
0.5% of equity
50% of control Ø
Lake Mary Associates L.P. (Partnership)
Radio Systems Inc. (T)
Marconi Communication Systems Inc. (T)
NI Holdings Inc. (T)
Marconi (Farmingdale) Corporation (D)
Niles Associates, L.P. (Partnership)
Scriptomatic SA (Switzerland) (in liquidation)

Ø = Group holding of 50% of equity and 50% of control - see Plessey Overseas Limited on page 4

D = Dormant
IH = Investment Holding
T = Trading
SO = Sent for Strike Off

T3G.1-14

Page 12

Marconi Corporation plc
Marconi (DGP1) Ltd
Marconi (DGP2) Ltd
Bruton Street Partnership
Marconi Inc.
Marconi Communications North America Inc.
FS Finance Corp.
FS Holdings Corp.
Marconi Communications, Inc.
99.9%
Marconi Communications Optical Networks Ltd (Ireland)
0.1%
Marconi Networks Worldwide, Inc. (USA)
1%
+ FORE Systems, S. de R.L. de C.V. (Mexico)
1%
+ Marconi Communications Ltd (Hong Kong)
Ronaldi Ltd (Ireland)
Gnome, Inc (USA)
Marconi Gnome Ltd (Israel)
Marconi Communications B.V.
(See Page 12b)
FORE Systems International Inc. (Barbados)
8%
Sphere Communications Inc.
ALANTEC International, Inc. (USA)
Marconi Communications Technology, Inc. (USA)
RELTEC Services (U.K.) Ltd
Rainford Group Trustees Ltd (D)
Rainford Racks Ltd (D)
RELTEC (Coventry) Ltd (D)
Marconi Communications Federal, Inc. (USA)
Berkeley Networks, Inc. (USA)
Marconi Communications do Brasil Ltda (Brazil)
RELTEC Sistemas de Energia ltda. (50%) (Brazil)
Marconi Communications C.A., Inc. (US)
RELTEC Nova Scotia Company (Canada)
Marconi Communications Optical Networks Corp (Canada)
Positron Fiber Systems Inc. (US) (D)
Nemesys Holding Company (USA)
Nemesys Research (UK) (in liquidation)
Marconi Communications Canada Holdings, Inc.
Marconi Communications Canada Inc.
RELTEC Foreign Sales Corp (Barbados)
Custom Telecom Contractors Inc.
Marconi Communications S.A. de CV
99.9%
Administrativa Marconi Communications S.A. de C.V. (Mexico)
99.9%
Marconi Communications de Mexico S.A. de C.V.
99.9%
Marconi Communications Exportel, S.A. de C.V. (Mexico)
Beijing MARCONI Communications Technology Co. Ltd
Chengdu Marconi Communications Ltd
Guangzhou RELTEC Communications Technology Co. Ltd (60%)
RELTEC (H.K.) Ltd (D) (being wound up)
RELTEC (Singapore) Pte Ltd
Marconi Data Limited (Japan) (49%)
19.9%
Inviscid Networks, Inc. (USA)
Marconi Comunicaciones de Costa Rica, S.A.
Marconi Polska Sp zoo (Poland)
Marconi Acquisition Corp. (USA) (T)

T3G.1-15

Page 12a

Marconi Communications Japan, Inc. (Japan) Marconi Communications ApS (Denmark) Marconi Channel Markets GmbH (Germany) FORE Systems Limitada (Brazil) FORE Systems Ltd (UK) 1% Marconi Communications B.V.B.A. (Belgium) Marconi Communications GmbH (Switzerland) Marconi Communications Ltd (Bermuda) Marconi Communications Ltd (Ireland) Marconi Communications AB (Sweden) FORE Systems S.R.L. (Spain) Marconi Communications S.r.l. (Italy) Marconi Communications S.A.R.L. (France) Marconi Communications Ltd (Canada) Marconi Communications Pty Ltd (Australia) 99% 0.1% 99.9% Marconi Communications B.V. (Netherlands) Page 12b 9th April 2003 + FORE Systems, S. de R.L. de C.V. (Mexico) + Marconi Communications Ltd (Hong Kong) 99% 99% + Group Holding 100% (See Marconi Networks Worldwide, Inc.)